PROSPECTUS SUPPLEMENT

ReliaStar Life Insurance Company and its ReliaStar Select Variable Account
and
ReliaStar Life Insurance Company and its SelectHLife Variable Account

Supplement dated July 29, 2005, to your current Variable Annuity/Life Insurance Prospectus

This supplement amends certain information contained in the supplement dated April 29, 2005, to your current variable annuity/life insurance prospectus. Please read it carefully and keep it with your prospectus for future reference.

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Information about the AIM V.I. Demographic Trends Fund appearing on page 2 of the supplement and the corresponding footnotes are hereby deleted in their entirety and restated to reflect a 0.05% increase in "Fees and Expenses Waived or Reimbursed" and a corresponding reduction in the Portfolio's "Total Net Annual Fund Expenses."

Fund Name	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Gross Annual Fund Expenses	Fees and Expenses Waived or Reimbursed	Total Net Annual Fund Expenses
AIM V.I. Demographic Trends Fund (Series I) [2,3]	0.77%	--	0.37%	1.14%	0.13%	1.01%
2

The fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses (excluding certain items discussed in the fund's prospectus) of Series I shares to 1.01% of average daily nets assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses to exceed the limit stated above: (i) interest, (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the fund's day-to-day operations), or items designated as such by the fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the fund's Board of Trustees; and (vi) expenses that the fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the fund benefits are in the form of credits that the fund receives from banks where the fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the fund. The expense limitation is in effect through June 30, 2006.

3

Effective January 1, 2005 through December 31, 2009, the Fund's advisor has contractually agreed to waive a portion of its advisory fees. The fee waiver reflects this agreement. (See "Fund Management-Advisor Compensation" in the Fund's prospectus.)

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